Exhibit A
                                     70-8205

                                CSW ENERGY, INC.
                        LETTERS OF CREDIT AND GUARANTEES
                 ISSUED IN CONJUNCTION WITH PROJECT DEVELOPMENT

                                at June 30, 1999



                               FEES    FEES   REFERENCE
  PROJECT     *     AMOUNT      PD    PAYABLE  NUMBER   MATURITY     BENEFICIARY          OBLIGOR     PURPOSE        AUTHORITY

  Frontera    G    $6,000,000   N/A     N/A      N/A    January 2000 Duke Fluor Daniels    CSWE       EPC Support LC   70-8205



     *  G   - Guarantee